EXHIBIT 10.2

              SECOND AMENDMENT AGREEMENT TO THE LIMITED PARTNERSHIP
                    AGREEMENT OF CORAL ENERGY RESOURCES, L.P.

        THIS SECOND AMENDMENT AGREEMENT ("Agreement") to the Limited Partnership Agreement of Coral Energy Resources, L.P. (the "Partnership") dated as of November 1, 1995, (the "Effective Date") is entered into by and between SHELL CORAL RESOURCES GP COMPANY, SHELL GAS TRADING COMPANY, SHELL CORAL INVESTMENT COMPANY, SHELL CORAL RESOURCES COMPANY, TEJAS ALLIANCE GP COMPANY, TEJAS ALLIANCE RESOURCES COMPANY, and TEJAS ALLIANCE ENERGY COMPANY (all of the foregoing are Delaware corporations, together comprise all of the current Partners in the Partnership and are together referred to in this Agreement as the "Parties").

RECITALS:

        WHEREAS, subsidiaries and affiliates of, respectively, Tejas Gas Corporation and Shell Oil Company have formed the Partnership pursuant to the terms of the Limited Partnership Agreement (the "Partnership Agreement") of the Partnership dated as of September 1, 1995;

        WHEREAS, the Parties entered into a First Amendment Agreement (the "First Amendment Agreement") to the Partnership Agreement dated as of April 3, 1996, amending certain of the provisions of the Partnership Agreement with effect from the Effective Date.

        WHEREAS, to facilitate the more effective operation and management of the Partnership, the Parties have agreed by this Agreement to amend one provision of the Partnership Agreement as detailed in Section 2.1 of this Agreement below.

        NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Parties undertake and agree as follows:

                                          ARTICLE I

                                         Definitions

        Capitalized terms shall have the meanings set forth above. Except as otherwise defined in this Agreement, capitalized terms that have been defined in the Partnership Agreement or the First Amendment Agreement shall have the same meanings in this Agreement as are assigned to such terms in the Partnership Agreement or First Amendment Agreement as appropriate.

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                                          ARTICLE II

                                          Amendments

        2.1 Change to Section 5.6 (e). In accordance with the provisions of
Section 12.8 of the Partnership Agreement, Section 5.6 (e) of the Partnership Agreement, as inserted by the First Amendment Agreement, shall be amended by the insertion of the additional text set out below following the end of the first sentence of sub-section (e) with effect from the Effective Date:

        "Gross income specially allocated to the LP1 Partners shall be further adjusted for True-up payments made by the LP1 Partners (the "True-up Adjustment"). The True-up Adjustment occurs after the special allocation described in the first sentence of this Section 5.6 (e). Shell LP1's gross income allocation will be increased by, and Tejas LP1's gross income allocation will be decreased by, Shell LP1's percentage interest (excluding any LP2 interest an LP1 Partner may acquire) over the total original LP1 Partner's Partnership Percentage times the True-up payment to be made by Tejas to the Partnership. Tejas LP1's gross income allocation shall be increased by, and Shell LP1's gross income allocation will be decreased by, Tejas LP1's percentage interest (excluding any LP2 interest an LP1 Partner may acquire) over the total original LP1 Partner's Partnership percentage interest times the True-up payment to be made by Shell to the Partnership."

        The remainder of Section 5.6 (e) shall remain unchanged.

        2.2 No Change to Remainder of the Partnership Agreement. Subject to the change to the Partnership Agreement described in Section 2.1 above, all other terms and provisions of the Partnership Agreement, as amended by the First Amendment Agreement, shall remain in full force and effect and shall not be in any way modified or affected by this Agreement.

        2.3 Counterparts. This Agreement and all amendments and supplements to it may be executed in counterparts, and all counterparts together shall be construed as one document.

        2.4 Deemed Incorporation. This Agreement shall be deemed to be incorporated into the Partnership Agreement, as amended by the First Amendment Agreement, and it shall be governed by, and construed in accordance with, the same terms and conditions as pertain to the Partnership Agreement as amended by the First Amendment Agreement.

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IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of
April 10, 1996.

                                           SHELL CORAL RESOURCES GP
                                           COMPANY

                                By:    /s/ JACK E. LITTLE
                                Name:      Jack E. Little
                                Title:     President

                                           TEJAS ALLIANCE GP COMPANY

                                By:    /s/ JAMES W. WHALEN
                                Name:      James W. Whalen
                                Title:     Executive Vice President

                                           SHELL CORAL INVESTMENT
                                           COMPANY

                                By:    /s/ SCOTT H. NISSON
                                Name:      Scott H. Nisson
                                Title:     Vice President - Tax

                                           TEJAS ALLIANCE RESOURCES COMPANY

                                By:    /s/ JAMES W. WHALEN
                                Name:      James W. Whalen
                                Title:     Executive Vice President

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                                           SHELL CORAL RESOURCES COMPANY

                                By:    /s/ SCOTT H. NISSON
                                Name:      Scott H. Nisson
                                Title:     Vice President - Tax

                                           TEJAS ALLIANCE ENERGY COMPANY


                                By:    /s/ JAMES W. WHALEN
                                Name:      James W. Whalen
                                Title:     Executive Vice President

                                           SHELL GAS TRADING COMPANY

                                By:    /s/ GEORGE L. CARLSON
                                Name:      George L. Carlson
                                Title:     President

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